Exhibit 10.1

SEVENTH AMENDMENT TO LEASE
THIS SEVENTH AMENDMENT TO LEASE (this “Seventh Amendment”) is made as of March 23, 2017, by and between ARE-SAN FRANCISCO NO. 17, LLC, a Delaware limited liability company (“Landlord”), and FLUIDIGM CORPORATION, a Delaware corporation (“Tenant”).
RECITALS
A.    Landlord and Tenant are now parties to that certain Lease Agreement dated as of September 14, 2010, as amended by that certain First Amendment to Lease dated as of September 22, 2010, as further amended by that certain letter agreement dated August 2, 2012, as further amended by that certain Second Amendment to Lease dated as of April 9, 2013 (“Second Amendment”), as further amended by that certain Third Amendment to Lease dated as of June 25, 2013, as further amended by that certain Fourth Amendment to Lease dated as of June 4, 2014, as further amended by that certain Fifth Amendment to Lease dated as of September 15, 2014 and as further amended by that certain Sixth Amendment to Lease dated as of December 8, 2015 (“Sixth Amendment”) (as amended, the “Lease”). Pursuant to the Lease, Tenant leases certain premises consisting of approximately 94,735 rentable square feet (“Premises”) in a building located at 7000 Shoreline Court, South San Francisco, California. The Premises are more particularly described in the Lease. Capitalized terms used herein without definition shall have the meanings defined for such terms in the Lease.
B.    Landlord and Tenant desire, subject to the terms and conditions set forth below, to amend the Lease to, among other things, provide for the location of certain exterior building signage.
NOW, THEREFORE, in consideration of the foregoing Recitals, which are incorporated herein by this reference, the mutual promises and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

1.	Exterior Building Signage. The first sentence of Section 11 of the Second Amendment is hereby deleted in its entirety and replaced with the following:
“So long as Tenant leases at least 48,000 rentable square feet in the Building, Tenant shall have the right to display, at Tenant’s sole cost and expense, Tenant’s name and logo on the east wing of the Building in the location shown on Exhibit D hereto (“Building Sign”).”
Exhibit D attached to the Second Amendment is hereby deleted in its entirety and replaced with Exhibit A attached to this Seventh Amendment. Notwithstanding anything to the contrary in the Lease (including, without limitation, Section 12 of the Sixth Amendment), other than the Building Sign, Tenant shall not be entitled to any exterior building signage.

2.
Brokers. Landlord and Tenant each represents and warrants that it has not dealt with any broker, agent or other person (collectively, “Broker”) in connection with the transaction reflected in this Seventh Amendment. Landlord and Tenant each hereby agrees to indemnify and hold the other harmless from and against any claims by any Broker, other than the brokers named in this Seventh Amendment, claiming a commission or other form of compensation by virtue of having dealt with Tenant or Landlord, as applicable, with regard to this leasing transaction.

3.	Miscellaneous.
a.    This Seventh Amendment is the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous oral and written agreements and discussions. This Seventh Amendment may be amended only by an agreement in writing, signed by the parties hereto.

Exhibit 10.1

b.    This Seventh Amendment is binding upon and shall inure to the benefit of the parties hereto, their respective successors and assigns.
c.    This Seventh Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon provided such signature page is attached to any other counterpart identical thereto except having additional signature pages executed by other parties to this Seventh Amendment attached thereto.
d.    Except as amended and/or modified by this Seventh Amendment, the Lease is hereby ratified and confirmed and all other terms of the Lease shall remain in full force and effect, unaltered and unchanged by this Seventh Amendment. In the event of any conflict between the provisions of this Seventh Amendment and the provisions of the Lease, the provisions of this Seventh Amendment shall prevail. Whether or not specifically amended by this Seventh Amendment, all of the terms and provisions of the Lease are hereby amended to the extent necessary to give effect to the purpose and intent of this Seventh Amendment.
[Signatures are on the next page]

Exhibit 10.1

IN WITNESS WHEREOF, the parties hereto have executed this Seventh Amendment as of the day and year first above written.
LANDLORD:    ARE-SAN FRANCISCO NO. 17 LLC,
a Delaware limited liability company

By:	ALEXANDRIA REAL ESTATE EQUITITES, L.P., a Delaware limited partnership, managing member

By:	ARE-QRS CORP., a Maryland corporation, general partner
By:    /s/ Eric S. Johnson
Its:        Eric S. Johnson
Senior Vice President
RE Legal Affairs
TENANT:    FLUIDIGM CORPORATION,
a Delaware corporation
By:    /s/ Vikram Jog
Its:    Chief Financial Officer

Exhibit 10.1

EXHIBIT A
LOCATION OF BUILDING SIGN